Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Investor Contact:

Heide Erickson

Capella Education Company

612.977.5172

Heide.Erickson@capella.edu

Media Contact:

Mike Buttry

Capella Education Company

612.977.5499

Mike.Buttry@capella.edu

Capella Education Company Enters into an Amended and Restated Revolving Credit Agreement

MINNEAPOLIS, Dec. 21, 2015 - Capella Education Company (NASDAQ: CPLA), a provider of online post-secondary education, primarily through its wholly owned subsidiary Capella University, today announced that it has entered into an amended and restated revolving credit agreement. The amended credit agreement continues to provide $100 million of borrowing capacity, with a conditional increase option of an additional $50 million. The agreement has a term of five years ending Dec. 18, 2020 and replaces the previous five year agreement scheduled to expire Sept. 30, 2016.

“This credit facility provides Capella with additional financial flexibility to support long-term sustainable growth and flexibility to consider future strategic growth initiatives,” said Steve Polacek, senior vice president and chief financial officer.

Capella Education Company is entering into this amended credit agreement with Bank of America, N.A. as the administrative agent and a lender, and with other lenders including PNC Bank National Association, Associated Bank National Association, and Bank of the West.

Additional information is available in Capella Education Company’s Form 8-K filed with the Securities and Exchange Commission today.

Forward-Looking Statements

Certain information in this news release does not relate to historical financial information, including statements relating to future prospects and expectations regarding our growth, revenues, enrollment, and operating performance, and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions investors not to place undue reliance on any such forward-looking statements, which are based on information available at the time those statements are made or management’s good faith belief as of that time with regard to future events, and should not be read as a guarantee of future performance or results. Such statements are subject to risks and uncertainties which could cause the company’s actual results to differ materially from historical results and from results presently anticipated or projected. The company undertakes no obligation to update its forward-looking statements.

Among these risks and uncertainties are any failure to materially comply with the extensive regulatory framework applicable to us, including compliance with Title IV of the Higher Education Act and the regulations thereunder; complying with U.S. Department of Education rules, including those regarding incentive compensation and gainful employment disclosures, certifications and program requirements; maintaining our business in accordance with regional and specialized accreditation standards and state regulatory and program approval requirements; adapting to changes in the administration, funding and availability for Title IV programs; any governmental review of our business, marketing, or financial aid practices, including by any state attorneys general, the federal Consumer Financial Protection Bureau, the Minnesota Office of Higher Education or other state regulatory bodies; successfully growing our FlexPath programs; maintaining and expanding existing commercial relationships with employers and developing new employer and business partner relationships; successfully managing our PhD completion efforts; improving our conversion rate and effectively leveraging our brand-driven marketing strategy; keeping up with advances in technology important to the online learner experience; effectively managing data security risks; improving our learner persistence and cohort retention rate; and managing risks associated with the overall competitive environment and general economic conditions.

Other factors that could cause the company’s results to differ materially from those contained in its forward-looking statements include those described in the “Risk Factors” section of our most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission (SEC), and any updates or developments described in our Quarterly Reports on Form 10-Q and other documents the company files with the SEC.

About Capella Education Company

Founded in 1991, Capella Education Company (http://www.capellaeducation.com) is a leader in online education, primarily through our wholly owned subsidiary Capella University (http://www.capella.edu), a regionally accredited* online university with almost 37,000 learners as of Sept. 30, 2015. In addition, Capella Education Company offers online education through Arden University, formerly called Resource Development International Ltd. (RDI) (http://www.rdi.co.uk), an independent provider of United Kingdom (UK) university distance learning qualifications. Capella Education Company also owns Sophia (http://www.sophia.org), an innovative learning platform leveraging technology to support self-paced learning.

*	Capella University is accredited by The Higher Learning Commission.

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